
"Regular" Distribution Date:
         15-Mar-01                                      Yamaha Motor Master Trust                         Collection Period Ending
"Actual" Distribution Date:     Floating Rate Series 2000-1, Series 1998-1 and Floating Rate Series 1999-1               28-FEB-01
         15-Mar-01


A. INFORMATION REGARDING THE YAMAHA MOTOR MASTER TRUST


1.   Aggregate Pool Balance as of the beginning of the
      preceding Collection Period..............................................................................   814,447,013.91

2.  Aggregate amount of Collections during the preceding
      Collection Period .......................................................................................   124,915,886.83

         a) Collections other than finance charges, cash Adjustment Payments
              and cash Transferor Deposit Amounts..............................................................   121,667,125.45

         b) Finance Charge collections.........................................................................     3,248,761.38

         c) Cash Adjustment Payments...........................................................................             0.00

         d) Cash Transferor Deposit Amounts....................................................................             0.00

3.  Aggregate amount of receivables written off (net of recoveries) during the
      preceding Collection Period..............................................................................        15,324.49

4.  Aggregate amount of non-cash Adjustment Payments during the preceding
      Collection Period........................................................................................     2,552,907.88

5.  Aggregate amount of non-cash Transferor Deposit Amounts during the preceding
      Collection Period........................................................................................             0.00

6.  Aggregate amount of additional Receivables during
       the Preceding Collection period.........................................................................   170,286,320.06

7.   Aggregate Pool Balance as of the end of the preceding
       Collection Period.......................................................................................   860,497,976.15

8.  The aggregate Trust Principal Component as of the beginning of the
       preceding Collection Period was.........................................................................   802,230,308.70

9.  The aggregate amount of Principal Collections during the
      preceding Collection Period was..........................................................................   112,699,181.62

10.  The aggregate amount of Defaulted Receivables during the preceding
          Collection Period was................................................................................        15,094.62

11.  The aggregate Trust Principal Component as of the end of the
       preceding Collection Period was ........................................................................   847,590,506.51

12.  The aggregate amount of Yield Collections during the preceding
       Collection Period was...................................................................................    12,216,705.21

13.  The Discount Factor during the preceding Collection Period was  ..........................................             1.50%

14.  The Monthly Payment Rate during the preceding Collection Period was ......................................            15.34%

15.  Defaulted Receivables ( [ charged-off receivables less recoveries ] x
        [1-Discount rate] ) during the preceding Collection Period, expressed as an annual percentage of the Trust Principal Component as of  the beginning
        of the preceding Collection Period, were...............................................................             0.02%

16.  "Finance Charge" collections during the preceding Collection Period, expressed as an annual percentage of the Pool Balance as of the
       beginning of the preceding Collection Period, were......................................................             4.79%

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS & TRANSFEROR AMOUNT

                                                                                              Series                Series
                                                                                              1999-1                2000-1
                                                                                              ------                ------
1. Aggregate Invested Amount and Pool Factor as of the beginning of the preceding Collection Period

    a) Class A Invested Amount .......................................................    200,000,000.00         171,000,000.00
       Class A Percentage (% of Invested Amount)......................................             85.50%                 85.50%

             Series 1998-1 Commercial Paper Principal Component.......................            ---                    ---
             Series 1998-1 APA Bank Loan Balance......................................            ---                    ---

    b)  Less Principal Funding Account or Capitalized Interest Account (1998-1 only)..              0.00                   0.00

    c)  Equals Class A Adjusted Invested Amount.......................................    200,000,000.00         171,000,000.00

    d)  Class B Invested Amount ......................................................     14,035,000.00          12,000,000.00
        Class B Percentage (% of Invested Amount).....................................              6.00%                  6.00%

    e)  Class C Invested Amount ......................................................     19,883,041.00          17,000,000.00
        Class C Percentage (% of Invested Amount).....................................              8.50%                  8.50%

    f)  Aggregate Invested Amount.....................................................    233,918,041.00         200,000,000.00

    g)  Class A Pool Factor...........................................................              1.000             1.0000000

    h)  Class B Pool Factor...........................................................              1.000             1.0000000

    i)  Class C Pool Factor...........................................................              1.000             1.0000000




                                                                                              Series
                                                                                              1998-1                 Aggregate
                                                                                              ------                 ---------
1. Aggregate Invested Amount and Pool Factor as of the beginning of the preceding Collection Period

    a) Class A Invested Amount ........................................................   175,499,999.79         546,499,999.79
       Class A Percentage (% of Invested Amount) ......................................            88.50%                 86.44%

             Series 1998-1 Commercial Paper Principal Component .......................   175,499,999.79         175,499,999.79
             Series 1998-1 APA Bank Loan Balance ......................................             0.00                   0.00

    b)  Less Principal Funding Account or Capitalized Interest Account (1998-1 only)...     1,166,667.00           1,166,667.00

    c)  Equals Class A Adjusted Invested Amount  ......................................   174,333,332.79         545,333,332.79

    d)  Class B Invested Amount .......................................................    22,805,084.72          48,840,084.72
        Class B Percentage (% of Invested Amount) .....................................            11.50%                  7.73%

    e)  Class C Invested Amount .......................................................           ---             36,883,041.00
        Class C Percentage (% of Invested Amount) .....................................           ---                      5.83%

    f)  Aggregate Invested Amount .....................................................   198,305,084.51         632,223,125.51

    g)  Class A Pool Factor ...........................................................                                  ---

    h)  Class B Pool Factor ...........................................................                                  ---

    i)  Class C Pool Factor ...........................................................                                  ---


                                                                                              Series                Series
                                                                                              1999-1                2000-1
                                                                                              ------                ------
2. Aggregate Invested Amount and Pool Factor as of the end
   of the preceding Collection Period

    a)  Class A Invested Amount ......................................................    200,000,000.00         171,000,000.00
        Class A Percentage (% of Invested Amount) ....................................             85.50%                 85.50%

             Series 1998-1 Commercial Paper Principal Component ......................            ---                    ---
             Series 1998-1 APA Bank Loan Balance  ....................................            ---                    ---
             Series 1998-1 balance of Undistributed Principal Collections ............            ---                    ---


    b)  Less Principal Funding Account or Capitalized Interest Account (1998-1 only)..              0.00                   0.00

    c)  Equals Class A Adjusted Invested Amount ......................................    200,000,000.00         171,000,000.00

    d)  Class B Invested Amount ......................................................     14,035,000.00          12,000,000.00

    e)  Class C Invested Amount ......................................................     19,883,041.00          17,000,000.00

    e)  Invested Amount ..............................................................    233,918,041.00         200,000,000.00

    f)  Class A Pool Factor ..........................................................             1.000              1.0000000

    g)  Class B Pool Factor ..........................................................             1.000              1.0000000

    h)  Class C Pool Factor ..........................................................             1.000              1.0000000


                                                                                              Series
                                                                                              1998-1                 Aggregate
                                                                                              ------                 ---------
2. Aggregate Invested Amount and Pool Factor as of the end
   of the preceding Collection Period

    a)  Class A Invested Amount ......................................................    175,499,999.79         546,499,999.79
        Class A Percentage (% of Invested Amount) ....................................             88.50%                 86.44%

             Series 1998-1 Commercial Paper Principal Component ......................    175,499,999.79         175,499,999.79
             Series 1998-1 APA Bank Loan Balance .....................................              0.00                   0.00
             Series 1998-1 balance of Undistributed Principal Collections ............              0.00                   0.00

                                                                                          175,499,999.79         175,499,999.79

    b)  Less Principal Funding Account or Capitalized Interest Account (1998-1 only) .      1,166,667.00           1,166,667.00

    c)  Equals Class A Adjusted Invested Amount ......................................    174,333,332.79         545,333,332.79

    d)  Class B Invested Amount ......................................................     22,805,084.72          48,840,084.72

    e)  Class C Invested Amount ......................................................            ---             36,883,041.00

    e)  Invested Amount ..............................................................    198,305,084.51         632,223,125.51

    f)  Class A Pool Factor ..........................................................                                   ---

    g)  Class B Pool Factor ..........................................................                                   ---

    h)  Class C Pool Factor ..........................................................                                   ---


                                                                                                                 % Trust Principal
                                                                                               $ Amount              Component
                                                                                               --------              ---------
3. Transferor Interest as of the beginning of the preceding Collection Period             170,007,183.19              21.19%

     a) Special Funding Account as of the beginning of the preceding
          Collection Period...........................................................           0.00                  0.00%

4.  Available Subordinated Amount as of the beginning of the preceding
     Collection Period ...............................................................           0.00                  0.00%

                                                                                              Series                Series
                                                                                              1999-1                2000-1
                                                                                              ------                ------
5.     Average Class A Invested Amount...............................................    200,000,000.00         171,000,000.00
       Average Class B Invested Amount...............................................     14,035,000.00          12,000,000.00
       Average Class C Invested Amount...............................................     19,883,041.00          17,000,000.00
                                                                                          --------------         --------------
                                                                                          233,918,041.00         200,000,000.00

                                                                                              Series
                                                                                              1998-1               Aggregate
                                                                                              ------               ---------
5.     Average Class A Invested Amount...............................................     175,905,875.18         546,905,875.18
       Average Class B Invested Amount...............................................      22,857,825.56          48,892,825.56
       Average Class C Invested Amount...............................................             --              36,883,041.00
                                                                                                  --              -------------
                                                                                          198,763,700.74         632,681,741.74

B. INFORMATION REGARDING THE SERIES INVESTED AMOUNTS &
      TRANSFEROR AMOUNT, CONT.

                                                                                                                      % Trust
                                                                                                                     Principal
                                                                                                Amount               Component
                                                                                                ------               ---------
6. Transferor Interest as of the end of the preceding
    Collection Period ................................................................       215,367,381.00            25.41%

     a) Special Funding Account as of the end of the preceding
         Collection Period ...........................................................           0.00                  0.00%


7. Available Subordinated Amount as of the end of the preceding
         Collection Period...........................................................           0.00                  0.00%


8. Minimum Transferor Percentage (net of Available Subordinated Amount) as of the
    end of the preceding Collection Period...........................................        101,710,860.78            12.00%


C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS

1. Floating Allocation Percentage

Series 1999-1 Investor Percentage....................................................          29.16%
Series 2000-1 Investor Percentage....................................................           24.93%
Series 1998-1 Investor Percentage....................................................           24.78%
Transferor Percentage................................................................           21.13%
                                                                                                ------
                                                                                                100.00%
2. Fixed Allocation Percentage

Series 1999-1 Investor Percentage....................................................             NA
Series 2000-1 Investor Percentage....................................................             NA
Series 1998-1 Investor Percentage....................................................             NA
Transferor Percentage................................................................             NA

3. Allocation of Yield Collections

Yield Collections allocable to Series 1999-1.........................................        3,562,203.67
Yield Collections allocable to Series 2000-1.........................................        3,045,685.28
Yield Collections allocable to Series 1998-1.........................................        3,026,858.39
                                                                                             ------------
Aggregate Investor Yield Collections.................................................        9,634,747.34
Yield Collections allocable to the Transferor........................................        2,581,957.87
                                                                                             ------------
Total allocable Yield Collections....................................................       12,216,705.21

4. Allocation of Special Funding Account Income
    (allocated and distributed to the Transferor during the Revolving Period)

Special Funding Account Income allocable to Series 1999-1 ...........................            0.00
Special Funding Account Income allocable to Series 2000-1 ...........................            0.00
Special Funding Account Income allocable to Series 1998-1 ...........................            0.00
Aggregate Investor Special Funding Account Income....................................            0.00
Special Funding Account Income allocable to the Transferor...........................            0.00
                                                                                                 ----
Total allocable Special Funding Account Income ......................................            0.00

C. INFORMATION REGARDING THE ALLOCATION OF COLLECTIONS, CONT.

                                                                                               $ Amount
5. Allocation of Defaults

Defaults allocable to Series 1999-1 (Investor Default Amount).......................           4,401.36
Defaults allocable to Series 2000-1 (Investor Default Amount).......................           3,763.16
Defaults allocable to Series 1998-1 (Investor Default Amount).......................           3,739.90
                                                                                               --------
Aggregate Investor Default Amount...................................................          11,904.43
Defaults allocable to the Transferor................................................           3,190.20
                                                                                               --------
 Total allocable Defaults...........................................................          15,094.62

6. Allocation of Principal Collections

Principal Collections allocable to Series 1999-1 ...................................        32,861,351.04
Principal Collections allocable to Series 2000-1 ...................................        28,096,465.67
Principal Collections allocable to Series 1998-1 ...................................        27,858,359.99
                                                                                            -------------
Aggregate Investor Principal Collections............................................        88,816,176.69
Principal Collections allocable to the Transferor...................................        23,883,004.93
                                                                                            -------------
Total allocable Principal Collections...............................................       112,699,181.62

7. Allocation of Collection Account Income (allocated and distributed to Series
   1991-1, Series 2000-1 and Series 1998-1 during an Early Amortization Period)

Collection Account Income allocable to Series 1999-1 ...............................             0.00
Collection Account Income allocable to Series 2000-1 ...............................             0.00
Collection Account Income allocable to Series 1998-1 ...............................             0.00
                                                                                                 ----
Aggregate Investor Collection Account Income .......................................             0.00
Collection Account Income allocable to the Transferor ..............................             0.00
                                                                                                 ----
Total allocable Collection Account Income...........................................             0.00



D. INFORMATION REGARDING YIELD COLLECTIONS & INVESTMENT INCOME (YIELD FUNDS)

                                                                     Series 1999-1    Series 2000-1    Series 1998-1      Aggregate
                                                                     -------------    -------------    -------------      ---------
1. Yield Collections (including "finance charges") allocable to Series 1999-1, Series 2000-1 and Series 1998-1 during
    the preceding Collection Period were..........................   3,562,203.67     3,045,685.28     3,026,858.39    9,634,747.34

2. Principal Funding Account investment income during the
    preceding Collection Period was...............................       0.00             0.00              ---             0.00

3. Special Funding Account investment income allocable to
    Series 1999-1, Series 2000-1 and Series 1998-1 during the
    preceding Collection Period were..............................       0.00             0.00              0.00            0.00

4. Collection Account investment income allocable to Series
    1999-1, Series 2000-1 and Series 1998-1 during the
    preceding Collection Period were.............................        0.00             0.00              0.00            0.00

5. Capitalized Interest Account Investment and Interest income
    (allocable to Series 1998-1 only) during the preceding
    Collection Period was .......................................        ---              ---              0.00            0.00

6. Total Yield Funds allocable to Series 1999-1, Series
     2000-1 and Series 1998-1 during the preceding Collection
     Period were ................................................    3,562,203.67     3,045,685.28     3,026,858.39    9,634,747.34

   a. Total Yield Funds allocable to Series 1999-1, Series
        2000-1 and Series 1998-1 as an annual  percentage of
        the Invested Amount as of the beginning of the preceding
        Collection Period were...................................      18.27%           18.27%            18.27%          18.27%

E. INFORMATION REGARDING THE DISTRIBUTION OF YIELD COLLECTIONS AND INVESTMENT INCOME ALLOCABLE TO SERIES 1999-1, SERIES 2000-1 AND SERIES 1998-1

                                                                      Series 1999-1   Series 2000-1   Series 1998-1     Aggregate
                                                                      -------------   -------------   -------------     ---------
1. Total Yield Funds allocable to Series 1999-1, Series
    2000-1 and Series 1998-1........                                  3,562,203.67    3,045,685.28     3,026,858.39    9,634,747.34

2. Plus Draw on Capitalized Interest Account (for Series
    1998-1 only)...................                                        ---             ---             0.00            0.00

3. Total Yield Funds allocable to Series 1999-1, Series
    2000-1 and Series 1998-1, including draw on
    Capitalized Interest Account for Series 19981..................   3,562,203.67    3,045,685.28     3,026,858.39    9,634,747.34

4. Less Class A Monthly Interest paid..............................     905,138.89      775,223.75       777,019.72    2,457,382.36

Actual 360 Accrual Day Count                                               28              28
      Class A Certificate Rate                                          5.81875%        5.82875%         5.67932%
      Class B Certificate Rate                                          6.04875%        6.26875%         6.06875%
      Class C Certificate Rate                                          6.04875%        6.26875%           ---
        -  LIBOR Index Rate (applicable to Series 1999-1
            and Series 2000-1 only)                                     5.56875%        5.56875%           ---
        - CP Rate (applicable to Series 1998-1 only)                      ---             ---           5.67932%
        - Euro Dollar Rate (applicable to Series 1998-1 only)             ---             ---           6.06875%
        - Base Rate (applicable to Series 1998-1 only).............       ---             ---           9.00000%

5. Less Class A Past Due Monthly Interest paid.....................       0.00            0.00             0.00            0.00

6. Less Class B Monthly Interest paid..............................     66,028.83       58,508.33       107,892.11      232,429.27

7. Less Class B Past Due Monthly Interest paid.....................       0.00            0.00             0.00            0.00

8. Less Class C Monthly Interest paid..............................    93,541.42       82,886.81            ---         176,428.23

9. Less Class C Past Due Monthly Interest paid.....................        0.00            0.00             ---             0.00

10. Less [program] Fees paid (applicable to Series
     1998-1 only).........................                                 ---             ---          23,887.50        23,887.50

11. Less Past Due Program Fees paid (Series 1998-1 only)...........        ---             ---             0.00            0.00

12. Less Monthly Servicing Fee paid................................    389,863.40      333,333.33       331,272.83     1,054,469.57

13. Less Past Due Monthly Servicing Fee paid.......................       0.00            0.00             0.00            0.00

14. Less Reimbursement of previously unreimbursed
     Class A Charge-Offs...........................................       0.00            0.00             0.00            0.00
    (distributed as Excess Principal during the
     Revolving Period)

15. Plus Reallocated Transferor Principal..........................       0.00            0.00             0.00            0.00

16. Less Investor Default Amount...................................     4,401.36        3,763.16         3,739.90        11,904.43
     (Excess Principal during the Revolving Period)

17. Less Interest on previously unreimbursed
     Class B Charge-Offs...........................................       0.00            0.00             0.00            0.00

18. Less Reimbursement of previously unreimbursed
     Class B Charge-Offs...........................................       0.00            0.00             0.00            0.00
     (Excess Principal during the Revolving Period)

19. Less Interest on previously unreimbursed Class C
     Charge-Offs...................................................       0.00            0.00             ---             0.00

20. Less Reimbursement of previously unreimbursed Class C
     Charge-Offs...................................................       0.00            0.00             ---             0.00
     (Excess Principal during the Revolving Period)

21. Equals Remaining Yield Funds allocable to Series
     1999-1, Series 2000-1 (including draw on Capitalized
     Interest Account for Series 1998-1)...........................   2,103,229.77    1,791,969.89     1,783,046.32    5,678,245.98

F. INFORMATION REGARDING MONTHLY DISTRIBUTION SHORTFALLS TO SERIES 1999-1, SERIES 2000-1 AND SERIES 1998-1

                                                                             Series 1999-1  Series 2000-1  Series 1998-1  Aggregate
                                                                             -------------  -------------  -------------  ---------
1. Class A Monthly Interest shortfall during the preceding Collection
    Period.................................................................       0.00           0.00            0.00        0.00

2. Class B Monthly Interest shortfall during the preceding Collection
    Period.................................................................       0.00           0.00            0.00        0.00

3. Class C Monthly Interest shortfall preceding Collection Period..........       0.00           0.00            ---         0.00

4. Monthly Servicing Fee shortfall during the preceding Collection Period..       0.00           0.00            0.00        0.00

5. Monthly Program Fees shortfall during the preceding Collection Period...        ---            ---            0.00        0.00

6. Class A Investor Charge-Offs during the preceding Collection Period.....       0.00           0.00            0.00        0.00

7. Class B Investor Charge-Offs during the preceding Collection Period.....       0.00           0.00            0.00        0.00

8. Class C Investor Charge-Offs preceding Collection Period................       0.00           0.00            ---         0.00

9. Cumulative Unreimbursed Class A Investor Charge-Offs....................       0.00           0.00            0.00        0.00

10. Cumulative Unreimbursed Class B Investor Charge-Offs...................       0.00           0.00            0.00        0.00

11. Cumulative Unreimbursed Class C Investor Charge-Offs...................       0.00           0.00            ---         0.00

12. Cumulative Reallocated Transferor Principal............................       0.00           0.00            0.00        0.00

G. INFORMATION REGARDING THE CALCULATION AND DISTRIBUTION OF PRINCIPAL

                                                                    Series 1999-1   Series 2000-1     Series 1998-1     Aggregate
                                                                    -------------   -------------     -------------     ---------
1. Available Principal Funds (funds on deposit
        in the Collection Account for principal distribution)

  a)   Remaining Yield Funds allocable to Series 1999-1,
         2000-1 and 1998-1........................................      0.00            0.00               0.00           0.00
        (distributed to Transferor during Revolving Period)

  b)   Principal Collections allocable to Series 1999-1,
         2000-1 and 1998-1........................................  32,861,351.04   28,096,465.67     27,858,359.99   88,816,176.69

  c)   Investor Defaults..........................................    4,401.36        3,763.16           3,739.90       11,904.43

  d)   Reallocated Transferor Principal...........................      0.00            0.00               0.00           0.00

  e)   Principal Collections allocable to the Transferor..........      0.00            0.00          23,883,004.93   23,883,004.93

  f)   Balance of Special Funding Account (Undistributed
        Principal Collections)....................................      0.00            0.00               0.00           0.00
       (retained in Collection Account during the Revolving
          Period)

  g)  Beginning balance of Undistributed Principal Collections ...       --              --                0.00           0.00

        1)  CP Take-out from Series 1999-1 New Issue Proceeds.....       --              --                0.00           0.00

  h) Total Available Principal Funds (before allocation of
      Excess Principal)...........................................  32,865,752.40   28,100,228.83     51,745,104.82  112,711,086.05

  i)  Excess Principal from Series 1999-1, Series 2000-1
       and Series 1998-1 .........................................      0.00            0.00          60,965,981.23   60,965,981.23
            1)  From Series 1999-1................................       --             0.00          32,865,752.40   32,865,752.40
            2)  From Series 2000-1................................      0.00             --           28,100,228.83   28,100,228.83
            3)  From Series 1998-1................................      0.00            0.00                --            0.00

  j)   Total Available Principal Funds (after Excess Principal)...      0.00            0.00         112,711,086.05  112,711,086.05

2.  Principal Paid to Class A ....................................      0.00            0.00               0.00           0.00

3.  Undistributed Principal Collections...........................       --              --                0.00           0.00

4. Class B Monthly Principal .....................................      0.00            0.00               0.00           0.00

5. Class C Monthly Principal......................................      0.00            0.00                --            0.00

6. Excess Principal Collections...................................  32,865,752.40   28,100,228.83     51,745,104.82  112,711,086.05

7.  Series 1998-1 Additional Invested ............................       ---             ---               0.00           0.00

       a) Class A Additional Invested Amount......................       ---             ---               0.00           0.00

       b) Class B Additional Invested Amount......................       ---             ---               0.00           0.00

H. INFORMATION REGARDING THE PRINCIPAL FUNDING ACCOUNT

                                                                     Series 1999-1   Series 2000-1   Series 1998-1   Aggregate
                                                                     -------------   -------------   -------------   ---------
1.   Principal Funding Account amount as of the beginning
       of the preceding Collection Period.                               0.00            0.00             ---          0.00

2.   Plus Class A principal deposits made during the
       preceding Collection Period                                       0.00            0.00             ---          0.00

3.   Less principal withdrawals made during the preceding
       Collection Period.                                                0.00            0.00             ---          0.00

4.   Principal Funding Account amount as of the end of the
       preceding Collection Period                                       0.00            0.00             ---          0.00

5.   Principal Funding Account investment income during
       the preceding Collection Period                                   0.00            0.00             ---          0.00

6.   Principal Funding Account investment rate during the
      preceding Collection Period.                                       0.00%           0.00%            ---          0.00%

I. INFORMATION REGARDING TRANSFEROR SUBORDINATION EVENT TRIGGERS

                                                                        Series 1999-1   Series 2000-1   Series 1998-1   Aggregate
                                                                        -------------   -------------   -------------   ---------
Transferor Subordination Event ? ................................            NO              NO               NO

Required Transferor Subordination Amount.........................             0               0               0             0

Required Transferor Subordination Amount (% Class
  A Adjusted Invested Amount)....................................          0.0000%         0.0000%         0.0000%

Available Subordinated Amount as of the end of
the preceding Collection Period..................................             0               0               0             0


                                                                           Trigger         Actual      Subord. Event ?
Transferor Subordination Event Triggers                                     Level           Level          (1=yes)

1. Minimum November through April Monthly Payment
    Rate (3-mo moving avg).......................................          10.00%          17.98%             0

2. Minimum May through October Monthly Payment Rate
    (3-mo moving avg) ...........................................          13.00%          17.98%             0

3. Maximum All-Terrain Vehicles (as % of Pool
    Balance).....................................................          36.00%          24.58%             0

4. Maximum other than motorcycles, scooters, water
    vehicles, all-terrain vehicles, outboard and
    snowmobiles (as % of Pool Balance)...........................          10.00%           1.14%             0

5  Maximum Dealer "holdbacks" on non-sold products
    plus Sales Program Discounts.................................           5.00%           0.04%             0

6. Maximum Fiscal Year New Accounts as a % of
     Beginning Fiscal Year Total Accounts........................           8.00%           6.77%             0

7. Maximum Fiscal Quarter New Accounts as a % of
    Beginning Fiscal Quarter Total Accounts......................           5.00%           2.01%             0

8. Maximum Defaulted Receivables minus Recoveries
    plus Repossessions (as an Annual % of Pool
    Balance) (3-month moving average)............................           7.50%           0.29%             0

9. Maximum Single Dealer Concentration (as % Pool
    Balance).....................................................           1.00%           0.40%             0

10. Maximum Fiscal Year New and Dealer Replacement
     Accounts as a % of Beginning Fiscal Year Total
     Accounts....................................................          15.00%           8.79%             0

11. Maximum Fiscal Quarter New and Dealer Replacement
     Accounts as a % of Beginning Fiscal Quarter Total
     Accounts....................................................           5.00%           2.26%             0

J. INFORMATION REGARDING EARLY AMORTIZATION EVENT TRIGGERS

Series 1999-1 Early Amortization Event ? .............................................................................. NO
Series 2000-1 Early Amortization Event ? .............................................................................. NO
Series 1998-1 Early Amortization Event ? .............................................................................. NO

                                                                                                  Series      Series       Series
Early Amortization Event Triggers                                                    Trigger      1999-1      2000-1       1998-1
                                                                                     -------      ------      ------       ------
1.  a. Min Class C Invested Amt as a % of Series Invested Amt
      (Series 1999-1)...........................................................      8.25%        8.50%        NA           NA
     b. Min Class C Invested Amt as a % of Series Invested Amt
       (Series 2000-1)..........................................................      8.25%         NA        8.50%          NA
     c. Min Class B Invested Amt as a % of Class A & B Inv Amt
       (Series 1998-1)..........................................................     11.00%         NA          NA         11.50%

2. Max consecutive months that Special Funding Account may exceed $0............       12

3. Minimum Transferor Interest ( ** note ** below)..............................     10.00%       24.04%      24.04%       24.04%

4. Minimum Transferor Interest (** note ** below]  if
    "finance charge" yield (expressed as an annual percentage
    of the Pool Balance) is less than 6%........................................     12.00%       24.04%      24.04%       24.04%

5. Minimum November through April Monthly Payment Rate (3-mo moving avg)........     10.00%       17.98%      17.98%       17.98%

6. Minimum May through October Monthly Payment Rate (3-mo moving avg)...........     13.00%       17.98%      17.98%       17.98%

7. Maximum Defaulted Receivables minus Recoveries plus Repossessions
   (as an annual % of Pool Balance) (3-mo moving avg)...........................     11.00%        0.29%      0.29%         0.29%

8. Class C Invested Amount is less than Initial Class C Invested Amount
    for three consecutive periods...............................................                19,883,041    17,000,000     ---









------------------------------------------------------------------------------

    ** Note **: For purposes of determining whether the Transferor Interest is greater than the Minimum Transferor Interest, the Transferor Interest is reduced by the principal component (1 minus the Discount Factor) of 10-day draft balances if the short term rating of DFS is not P-1 .

    Is the short term rating of DFS P-1 ?.................................................................              NO
    Balance of  10-day Overdrafts as of the end of the preceding Collection Period                                 11,775,486.45

  Transferor Interest as of the end of the preceding Collection Period ...................................        215,367,381.00
  Principal Component of 10-Day Draft balance  as of the end of the preceeding Coll. Period ..............         11,598,854.15
                                                                                                                  -------------
  Adjusted Transferor Interest ...........................................................................        203,768,526.85
  Adjusted Transferor Interest (% TPC)....................................................................            24.04%
  Minimum Transferor Interest ............................................................................        101,710,860.78

K. INFORMATION REGARDING THE SERVICER CASH COLLATERAL ACCOUNT

1.  Servicer Cash Collateral Account balance as of the beginning of the
    preceding Collection Period ..........................................................................         6,129,610.62

2.  Servicer Cash Collateral Account balance as of the end of the
    preceding Collection Period...........................................................................         6,129,610.62

3.  Withdrawals from the Servicer Cash Collateral Account during the
    preceding Collection Period ..........................................................................             0.00

4.  Investment Income and Deposits to the Servicer Cash Collateral Account during the
    preceding Collection Period ..........................................................................             0.00


L. INFORMATION REGARDING DISTRIBUTIONS TO SERIES 1999-1 Class A and B Certificates, 2000-1 Class A and B Certificates and 1998-1 Class A Certificates


Series                        Amount              Explanation

        1999-1         $905,138.89             Class A Monthly Interest
        1999-1         $0.00                   Class A Principal  *
        1999-1         $66,028.83              Class B Monthly Interest
        1999-1         $0.00                   Class B Principal  *
        2000-1         $775,223.75             Class A Monthly Interest
        2000-1         $0.00                   Class A Principal  **
        2000-1         $58,508.33              Class B Monthly Interest
        2000-1         $0.00                   Class B Principal  **
        1998-1         $777,019.72             Class A Monthly Interest
        1998-1         $0.00                   Class A Principal
                                              (Increase)/Reduction ***

*   Amount of Series 1999-1 Class A Principal deposited to Principal Funding AC =      $0.00
**  Amount of Series 2000-1 Class A Principal deposited to Principal Funding AC =      $0.00
*** Amount of  Series 19981-1 Undistributed Principal deposited to Collection AC =     $0.00








                   NAME:            Kevin Fujimoto
                            ---------------------------------------------------

                   TITLE:              Vice President & Secretary/Treasurer
                            ---------------------------------------------------